Exhibit 10.1

Amendment to Loan Documents

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of December 21, 2020, by and between NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION (the “Borrower”) (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.                The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

B.                 The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.                  Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.                  The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

Form 17A – Multistate Rev. 11/20

3.                  The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4.                  As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5.                  To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.                  This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.                  Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8.                  The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

Form 17A – Multistate Rev. 11/20

9.                  This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

10.              This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

11.              Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

12.              The Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained and paid by the Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by the Loan Documents becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the Borrower in favor of the Bank, and/or any assignee or holder thereof for the amount of principal and interest and expenses then appearing due from the Borrower under the Loan Documents, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. The Borrower hereby expressly (i) waives any conflict of interest of the attorney(s) retained by the Bank to confess judgment against the Borrower upon the Loan Documents, and (ii) consents to the receipt by such attorney(s) of a reasonable legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon the Loan Documents. A copy of this Amendment, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

Form 17A – Multistate Rev. 11/20

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:	/s/ Matthew Wolsfeld
Matthew Wolsfeld, Chief Financial Officer		(SEAL)

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Yelena Spadafora	(SEAL)
Yelena Spadafora, Senior Vice President

Form 17A – Multistate Rev. 11/20

EXHIBIT A TO

AMENDMENT TO LOAN DOCUMENTS

DATED AS OF DECEMBER 21, 2020

A.	Loan Documents. The “Loan Documents” that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

1.	$3,000,000.00 Amended and Restated Committed Line of Credit Note, dated January 10, 2011, executed and delivered to the Bank by the Borrower (the “Existing Note”)

2.	Working Cash®, Line of Credit, Investment Sweep Rider, dated January 10, 2011, between the Borrower and the Bank (the “Sweep Rider”)

3.	Loan Agreement, dated January 10, 2011, between the Borrower and the Bank (the “Loan Agreement”)

4.	Amendment to Loan Documents, dated January 6, 2016, between the Borrower and the Bank

5.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	Amendment(s). The Loan Documents are amended as follows:

1.	Restated Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated note (the “Restated Note”) evidencing the line of credit in the original principal amount of $3,000,000.00, in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the Existing Note shall be canceled; the loan evidenced by the Existing Note (the “Existing Loan”) and all accrued and unpaid interest on the Existing Note shall thereafter be evidenced by the Restated Note; and all references to the promissory note evidencing the Existing Loan in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Note.

2.	The Bank hereby notifies the Borrower that, pursuant to Section 8 of the Line of Credit Investment Sweep Rider (the “Sweep Rider”), the Bank has elected to terminate the Sweep Rider effective as of the date of this Amendment. As a result of such termination, the Bank will no longer automatically sweep any available balance in your checking account number 4600132128 into the investment vehicle. Further, the Line of Credit will not automatically be activated to advance funds to your checking account, and any checks written in excess of available funds are subject to being returned. In furtherance of the foregoing, Section 1.1.1 of the Loan Agreement is hereby deleted in its entirety.

Form 17A – Multistate Rev. 11/20

3.	Section (1) of the Financial Covenants section of the Addendum to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(1) The Borrower will maintain as of the end of each fiscal year, a Fixed Charge Coverage Ratio of at least 1.10 to 1.00.

As used herein:

“Current Maturities” means the scheduled payments of principal on all indebtedness for borrowed money having an original term of more than one year (including but not limited to amortization of capital or finance lease obligations), as shown on the Borrower’s Financial Statements as of one year prior to the date of determination.

“EBITDA” means net income plus interest expense plus income tax expense plus depreciation plus amortization.

“Fixed Charge Coverage Ratio” means (i) EBITDA, divided by (ii) the sum of Current Maturities plus interest expense plus cash taxes paid plus dividends plus Unfunded Capital Expenditures.

“Unfunded Capital Expenditures” means capital expenditures made from the Borrower’s funds other than funds borrowed as term debt to finance such capital expenditures.”

4.	The following two provisions are hereby added to the Loan Agreement:

“Beneficial Owners. If the Borrower is or was required to execute and deliver to the Bank a Certification of Beneficial Owner(s) (individually and collectively, as updated from time to time, the “Certification of Beneficial Owners”), the Borrower hereby represents and warrants that the information in the Certification of Beneficial Owners, as updated from time to time in accordance with this Agreement, is true, complete and correct as of the date thereof, as of the date hereof and as of the date any such update is delivered to the Bank. The Borrower acknowledges and agrees that the Certification of Beneficial Owners is a Loan Document.”

“Certification of Beneficial Owners and Other Additional Information. The Borrower agrees that until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Borrower will provide: (i) such information and documentation as may reasonably be requested by the Bank from time to time for purposes of compliance by the Bank with applicable laws (including without limitation the USA Patriot Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Bank to comply therewith and (ii) if the Borrower is or was required to deliver a Certification of Beneficial Owners to the Bank, (a) confirmation of the accuracy of the information set forth in the most recent Certification of Beneficial Owners provided to the Bank, as and when requested by the Bank; and (b) a new Certification of Beneficial Owners in form and substance acceptable to the Bank when the individual(s) identified as a controlling party and/or a direct or indirect individual owner on the most recent Certification of Beneficial Owners provided to the Bank have changed.”

Form 17A – Multistate Rev. 11/20

C.	Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.	Execution by all parties and delivery to the Bank of this Amendment, including the Restated Note.

2.	Payment by the Borrower to the Bank of all fees and expenses required by the Bank in connection with this Amendment, including without limitation those fees set forth in the Loan Fee Authorization.

Form 17A – Multistate Rev. 11/20